UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): March 18, 2024

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.    Entry into a Material Definitive Agreement.
On March 18, 2024, Carlisle Companies Incorporated, a Delaware corporation (the “Company”), entered into a Unit Purchase Agreement (the “Agreement”) with PWP Growth Equity Fund II LP, a Delaware limited partnership, MTL CP LP, a Delaware limited partnership, MTL Management Pool LLC, a Delaware limited liability company, PWP Growth Equity Fund II B LP, a Delaware limited partnership, Newbury Equity Partners V L.P., HQ Capital SCS SICAV-SIF – Auda Co-Investment Fund II, Regent Street Co-Investment Fund 2018-5, LLC, Trinity Alps Private Opportunities Fund I B LLC, Antares Capital 2 LP, Randolph Street Ventures, L.P., Jeffrey C. Walker and Chavkin Management Corp (collectively, the “Sellers”), MTL Holdings LLC, a Delaware limited liability company (“MTL Holdings”), MTL GEF Blocker LLC, a Delaware limited liability company (“Blocker”), and PWP Growth Equity Fund II LP, a Delaware limited partnership, solely in its capacity as the representative of all of the Sellers (the “Seller Representative” and, together with the Company, the Sellers, MTL Holdings and Blocker, the “Parties”), pursuant to which the Company agreed to acquire all of the equity interests of MTL Holdings and Blocker in exchange for cash consideration in the amount of $410 million, subject to certain customary purchase price adjustments.
The Agreement contains customary representations, warranties, covenants and agreements of the Parties. The closing of the transactions contemplated by the Agreement (the “Closing”) is subject to conditions that include, among others, receipt of regulatory approvals, correctness of the representations and warranties of the Parties (subject to certain materiality standards set forth in the Agreement), and compliance in all material respects by the Parties with their respective obligations under the Agreement that must complied with by them at or prior to the Closing. The Closing is expected to occur in the second quarter of 2024.
The representations, warranties, covenants and agreements set forth in the Agreement have been made only for the purposes of the Agreement and solely for the benefit of the Parties to the Agreement, may be subject to limitations agreed upon by the contracting Parties, including being qualified by confidential disclosures, may have been made for the purposes of allocating contractual risk between the Parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting Parties that differ from those applicable to investors. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the Parties or their respective businesses, and the Agreement should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.
A copy of the Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of such agreement.
This Current Report on Form 8-K contains forward-looking statements, including those with respect to the sale of the Acquired Business and the anticipated timing of the closing of the transaction. These statements are not historical facts, but instead represent only the Company's current belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Actual results could differ materially from those reflected in this Current Report on Form 8-K for various reasons, including the failure of the Parties to meet or waive closing conditions and the failure to receive required regulatory approvals. The Company disclaims any obligation to update forward-looking statements except as required by law.
Item 7.01.    Regulation FD Disclosure.
On March 18, 2024, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number		Exhibit Title
	2.1*	Unit Purchase Agreement, dated as of March 18, 2024, by and between Carlisle Companies Incorporated Carlisle Companies Incorporated, PWP Growth Equity Fund II LP, MTL CP LP, MTL Management Pool LLC, PWP Growth Equity Fund II B LP, Newbury Equity Partners V L.P., HQ Capital SCS SICAV-SIF – Auda Co-Investment Fund II, Regent Street Co-Investment Fund 2018-5, LLC, Trinity Alps Private Opportunities Fund I B LLC, Antares Capital 2 LP, Randolph Street Ventures, L.P., Jeffrey C. Walker, Chavkin Management Corp, MTL Holdings LLC, MTL GEF Blocker LLC, and, solely in its capacity as the sellers’ representative, PWP Growth Equity Fund II LP.
	99.1	Press release of Carlisle Companies Incorporated dated March 18, 2024.
	104	Cover page interactive data file (formatted in inline XBRL).
*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	March 19, 2024	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer